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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: May 30, 2001
                       (Date of earliest event reported)

                            Phelps Dodge Corporation
             (Exact name of registrant as specified in its charter)


     New York                           1-82                     13-1808503
(State or other jurisdiction       (Commission File           (I.R.S. Employer
 of incorporation)                     Number)               Identification No.)

               2600 North Central Avenue, Phoenix, AZ 85004-3089
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (602)234-8100

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Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     The following documents are filed with reference to the Registration Statement and Amendment No. 1 on Form S-3 (Registration No. 333-43890) and the Registration Statement and Post-Effective amendment No. 1 on Form S-3 (Registration No. 333-61624) of Phelps Dodge Corporation (the "Company"):

     1. Underwriting Agreement, dated as of May 24, 2001, between the Company and Salomon Smith Barney, Inc.

     4.1 Form of 8 3/4% Note due June 1, 2011 of the Company to be issued pursuant to the Indenture, dated September 22, 1997 (the "Indenture"), between the Company and First Union National Bank, as successor Trustee, a form of which was filed as Exhibit 4.1 to such Registration Statement.

     4.2 Form of 9 1/2% Note due June 1, 2031 of the Company to be issued pursuant to the Indenture, a form of which was filed as Exhibit 4.1 to such Registration Statement.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                                        PHELPS DODGE CORPORATION

                                                        (Registrant)

                                                        By: /s/ S. David Colton
                                                           --------------------
                                                           S. David Colton
                                                           Senior Vice President
                                                            and General Counsel

Date: May 30, 2001